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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2006

                           Community Bank System, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                       0-11716                  16-1213679
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

5790 Widewaters Parkway, DeWitt, New York                                13214
 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (315) 445-2282

        __________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION ON BYLAWS; CHANGE IN FISCAL
YEAR

     On March 15, 2006, the Board of Directors (the "Board") of Community Bank System, Inc. (the "Company") voted to amend the Company's Bylaws effective as of March 15, 2006. The following amendments were made:

          - Increased the quorum requirement for Directors action from one-third to a majority of the entire Board (Article 3.16: Quorum of Directors);

          - Increased the notice requirement for special meetings of the Board from at least two days prior to the date of the meeting, if mailed, or not later than the day before the date of the meeting, if given personally or by telegraph, cable or wireless delivery, to at least three days' prior notice. (Article 3.12: Special Meeting);

          - Adopted procedures for the Nominating and Corporate Governance Committee (or other appropriate independent committee designated by the Board) to designate committee assignments and Chair positions to the full Board for its consideration and approval (Article 4.2: Committee Designations and Chairs).

     A copy of the Bylaws, as amended, is attached hereto as Exhibit 3.2 and is incorporated into this Item 5.03 disclosure by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     The following Exhibits are filed as exhibits to this Form 8-K.

EXHIBIT NO.   DESCRIPTION
-----------   -----------
    3.2       Bylaws of Community Bank System, Inc., amended March 15, 2006 attached hereto.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMUNITY BANK SYSTEM, INC.


                                        By: /s/ Sanford A. Belden
                                            ------------------------------------
                                        Name: Sanford A. Belden
                                        Title: President and Chief Executive
                                               Officer

Dated: June 30, 2006

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------
    3.2       Bylaws of Community Bank System, Inc., amended March 15, 2006 attached hereto.